EXHIBIT 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-54479.


                                        ARTHUR ANDERSEN LLP


Houston, Texas
March 26, 1998